UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 26, 2010
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-12.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 7.01 Regulation FD Disclosure.
     Previously, the Partnership projected Adjusted Cash Flow for the fiscal year ended December 31, 2009 in a range of $191 million to $200 million. The Partnership anticipates that the most likely full year Adjusted Cash Flow will be at or slightly above the high end of the estimated range.
     Adjusted Cash Flow is a non-GAAP financial measure. A reconciliation of this non-GAAP measure to the applicable GAAP measure can be found in the Partnership’s earnings release for the nine months ended September 30, 2009, furnished as Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed on November 6, 2009.
     The Partnership has published an updated investor presentation on its website, www.crosstexenergy.com, under “Investors — Crosstex Energy, L.P. — Presentations.”
     On January 26, 2010, the Partnership also issued a press release announcing that the Partnership and its subsidiary, Crosstex Energy Finance Corporation, intend to sell in a private placement to eligible purchasers $700 million in aggregate principal amount of senior unsecured notes due 2018. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Exchange Act.
Item 8.01. Other Events.
     In addition, in connection with the planned offering, the Partnership provided additional information about the Partnership and updated the risk factors and business section contained in its reports filed under the Securities Exchange Act of 1934, as amended. Copies of the updated contingencies disclosure, risk factors and business section are attached as Exhibits 99.2, 99.3 and 99.4, respectively.
     The Partnership’s Computation of the Ratio of Earnings to Fixed Charges for the fiscal years ended December 31, 2008, 2007 and 2006, and for the nine months ended September 30, 2009 and 2008 is attached as Exhibit 12.1.

Item 9.01. Financial Statements and Exhibits.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

12.1	—	Ratio of Earnings to Fixed Charges.

99.1	—	Press release dated January 26, 2010.

99.2	—	Contingencies.

99.3	—	Risk Factors.

99.4	—	Business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, L.P., its General Partner

	By:	Crosstex Energy GP, LLC, its General Partner

Date: January 26, 2010	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

12.1	—	Ratio of Earnings to Fixed Charges.

99.1	—	Press release dated January 26, 2010.

99.2	—	Contingencies.

99.3	—	Risk Factors.

99.4	—	Business.